                                                                    Exhibit 99.1


                                  NEWS RELEASE


FOR IMMEDIATE RELEASE:    FOR MORE INFORMATION,
OCTOBER 20, 2000          CONTACT: ROBERT L. SCHUMACHER
                                   AT (540) 326-9000

                FIRST COMMUNITY BANCSHARES, INC. (FCBC) ANNOUNCES
                         THIRD QUARTER OPERATING RESULTS


         First Community Bancshares, Inc. (FCBC) reported a 5.7% increase in earnings for the Third Quarter of 2000 when compared to the third quarter of 1999. Net income for the quarter totaled $4.29 million, up from $4.05 million in the corresponding quarter of 1999. Earnings for the Third Quarter of 2000 also exceeded expected results for the quarter by 1.8%. Earnings per share for the Third Quarter of 2000 totaled $0.50 and represent an increase of 8.7% over the Third Quarter of 1999 earnings per share of $0.46.

         For the nine months ending September 30, 2000, earnings and earnings per share reached $12.3 million and $1.42, increasing from $12 million and $1.37 for the comparable period in 1999. Exclusive of a nonrecurring gain recorded in 1999, earnings and earnings per share for the first nine months of 2000 increased by 4.2% and 5.9%, respectively, from $11.8 million and $1.34 for the first nine months of 1999. Return on assets and return on equity were 1.48% and 15.48% in the first nine months of 2000, compared to 1.55% and 15.49% in the corresponding and comparable period of 1999.

         Continued growth in the loan portfolio of $58.9 million or 8.4% along with repricing of adjustable rate loans led to a $7.37 million increase in total loan revenues for the first nine months of 2000. This increase in loan revenue, coupled with an increase in the cost of funds, resulted in a tax equivalent net interest margin of 4.94% compared to 4.99% in 1999.

         Asset quality continued to reflect an improvement over year-end 1999 levels. Nonperforming assets declined from 1.6% of total loans and other real estate owned (OREO) at December 31, 1999 to 1.3% at September 30, 2000. Total delinquencies were 1.82% at September 30, 2000. The reserve for loan losses as a percentage of nonperforming loans, or coverage ratio, improved from 130% at December 31, 1999 to 167% at September 30, 2000. The improvement noted above includes the resolution in June 2000 of the Company's largest nonperforming loan.

         On June 27, 2000, First Community executed a Definitive Agreement providing for the acquisition of Citizens Southern Bank, Inc., a $65 million state-chartered bank with two offices in Beckley, West Virginia. The acquisition will be completed through the issuance of 435,000 shares of First Community common stock currently valued at $6.15 million. Regulatory approval has been obtained for the merger, which is scheduled to be completed during Fourth Quarter 2000 subject to shareholder approval. This acquisition will add an important market area for First Community in South Central West Virginia.

         On October 10, 2000, a significant piece of litigation was resolved in the Bank's favor when the Circuit Court of Mercer County, West Virginia directed a verdict for the Company. The plaintiffs in the lawsuit had contested the validity of a charitable trust for which the Bank is serving as Trustee.

         First Community Bancshares is a $1.1 billion bank holding company operating through 31 offices in Virginia, West Virginia and North Carolina and 10 mortgage origination offices throughout eastern Virginia. First Community Bancshares, Inc.'s common stock is traded in the over-the-counter market under the symbol FCBC with daily bid and ask quotations on the NASDAQ Level III Billboard system.

         This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to First Community Bancshares' filings with the Securities and Exchange Commission for a summary of important factors that could affect First Community Bancshares' forward-looking statements. First Community Bancshares undertakes no obligation to revise these statements following the date of this press release.

CONSOLIDATED STATEMENTS OF INCOME
-----------------------------------------------------------------------------------------------------------------------------------
(Amounts in thousands, Except Share and Per Share Data)(Unaudited)                   Nine Months                   Three Months
                                                                                        Ended                          Ended
                                                                                     September 30                  September 30
                                                                               --------------------------  ------------------------
                                                                                   2000          1999           2000        1999
                                                                               --------------------------  ------------------------
INTEREST         Interest and fees on loans                                       $ 50,043      $ 42,675      $ 17,369    $ 14,646
INCOME           Interest on securities available for sale                           9,732         9,925         3,229       3,331
                 Interest on investment securities                                   3,134         3,293         1,024       1,087
                 Interest on federal funds sold and deposits                           167           827            10          24
-----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL INTEREST INCOME                                63,076        56,720        21,632      19,088
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST         Interest on deposits                                               22,200        22,092         7,697       7,076
EXPENSE          Interest on borrowings                                              6,099         2,009         2,335         695
-----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL INTEREST EXPENSE                               28,299        24,101        10,032       7,771
-----------------------------------------------------------------------------------------------------------------------------------
                               NET INTEREST INCOME                                  34,777        32,619        11,600      11,317
                 Provision for loan losses                                           2,722         1,340           842         505
-----------------------------------------------------------------------------------------------------------------------------------
                               NET INTEREST INCOME AFTER PROVISION FOR
                               LOAN LOSSES                                          32,055        31,279        10,758      10,812
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTEREST     Fiduciary income                                                    1,314         1,664           382         479
INCOME           Service charges on deposit accounts                                 2,748         2,727           952         928
                 Other service charges, commissions and fees                         2,008         1,236           680         424
                 Other operating income                                              3,024           654         1,040          97
-----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL NON-INTEREST INCOME                             9,094         6,281         3,054       1,928
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTEREST     Salaries and employee benefits                                     11,951         9,161         3,901       3,048
EXPENSE          Occupancy expense of bank premises                                  1,885         1,552           635         519
                 Furniture and equipment expense                                     1,376         1,346           398         446
                 Goodwill amortization                                               1,586         1,525           534         514
                 Other operating expense                                             6,548         6,500         2,223       2,218
-----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL NON-INTEREST EXPENSE                           23,346        20,084         7,691       6,745
-----------------------------------------------------------------------------------------------------------------------------------
                 Income before income taxes                                         17,803        17,476         6,121       5,995
                 Income tax expense                                                  5,511         5,470         1,836       1,941
-----------------------------------------------------------------------------------------------------------------------------------
                               NET INCOME                                           12,292        12,006         4,285       4,054
-----------------------------------------------------------------------------------------------------------------------------------
                 BASIC EARNINGS PER COMMON SHARE                                  $   1.42      $   1.37      $   0.50    $   0.46
-----------------------------------------------------------------------------------------------------------------------------------

                 For the period:
                      Return on average equity                                       15.48%        15.49%        15.71%      15.53%
                      Return on average assets                                        1.48%         1.55%         1.52%       1.56%
                      Cash dividends per share                                    $   0.68      $   0.63      $   0.23    $   0.22
                 At period end:
                      Book value per share                                        $  12.69      $  11.74
                      Market value (average bid and ask)                          $  16.00      $  20.25
-----------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS
----------------------------------------------------------------------------------------------------------------------------------
(Amounts in thousands, Except Share Data)(Unaudited)
                                                                                                 SEPTEMBER 30         DECEMBER 31
                                                                                                     2000                 1999
                                                                                                -------------         ------------
ASSETS             Cash and due from banks                                                        $   30,510           $   37,797
                   Securities available for sale (amortized cost of $211,085
                       September 30, 2000; $221,226, December 31, 1999)                              204,208              212,105
                   Investment securities held to maturity (market value of $77,774,
                       September 30, 2000; $78,917, December 31, 1999)                                76,312               78,768
                   Loans held for investment, net of unearned income                                 762,983              704,096
                       Less reserve for loan losses                                                   11,872               11,900
----------------------------------------------------------------------------------------------------------------------------------
                   Net loans                                                                         751,111              692,196
                   Premises and equipment                                                             18,033               18,630
                   Other real estate owned                                                             2,780                1,950
                   Interest receivable                                                                 7,848                8,090
                   Other assets                                                                       19,926               15,178
                   Intangible assets                                                                  21,899               23,448
----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL ASSETS                                                       $1,132,627           $1,088,162
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES        Deposits:
                       Demand                                                                     $  115,308           $  115,288
                       Interest-bearing demand                                                       127,421              133,073
                       Savings                                                                       132,011              138,107
                       Time                                                                          463,559              446,790
----------------------------------------------------------------------------------------------------------------------------------
                          Total Deposits                                                             838,299              833,258
                   Interest, taxes and other liabilities                                              13,308               13,436
                   Federal funds purchased                                                            16,000               86,700
                   Securities sold under agreements to repurchase                                     43,338               41,062
                   FHLB and other indebtedness                                                       112,110               10,218
----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES                                                   1,023,055              984,674
----------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS'      Common stock, $1 par value; 15,000,000 and 10,000,000 shares
EQUITY                authorized in 2000 and 1999, respectively; 8,991,586 issued in
                      2000 and 1999; 8,635,014 and 8,726,836 shares outstanding
                      in 2000 and 1999, respectively                                                   8,992                8,992
                   Additional paid-in capital                                                         34,168               34,264
                   Retained earnings                                                                  75,768               69,372
                   Unallocated common stock held by ESOP, at cost                                         --                 (722)
                   Treasury stock, at cost                                                            (5,229)              (2,945)
                   Accumulated other comprehensive loss                                               (4,127)              (5,473)
----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL STOCKHOLDERS' EQUITY                                            109,572              103,488
----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES AND
                               STOCKHOLDERS' EQUITY                                               $1,132,627           $1,088,162
----------------------------------------------------------------------------------------------------------------------------------

QUARTERLY PERFORMANCE SUMMARY
FIRST COMMUNITY BANCSHARES, INC.


                                                                                        AS OF/ FOR THE QUARTER ENDED
                                                                          9/30/00    6/30/00      3/31/00     12/31/99    9/30/99
                                                                        ----------------------------------------------------------
INTEREST      Interest and fees on loans                                 $ 17,369   $ 16,679     $ 15,995     $ 15,361   $ 14,646
INCOME        Interest on securities available for sale                     3,229      3,243        3,260        3,292      3,331
              Interest on investment securities                             1,024      1,049        1,061        1,061      1,087
              Interest on federal funds sold and deposits                      10         98           59           58         24
                                                                        ----------------------------------------------------------
                            TOTAL INTEREST INCOME                          21,632     21,069       20,375       19,772     19,088
                                                                        ----------------------------------------------------------
INTEREST      Interest on deposits                                          7,697      7,342        7,161        7,045      7,076
EXPENSE       Interest on borrowings                                        2,335      2,020        1,744        1,104        695
                                                                        ----------------------------------------------------------
                            TOTAL INTEREST EXPENSE                         10,032      9,362        8,905        8,149      7,771
                                                                        ----------------------------------------------------------
                            NET INTEREST INCOME                            11,600     11,707       11,470       11,623     11,317
              Provision for loan losses                                       842      1,218          662        1,553        505
                                                                        ----------------------------------------------------------
                            NET INTEREST INCOME AFTER PROVISION FOR
                            LOAN LOSSES                                    10,758     10,489       10,808       10,070     10,812
                                                                        ----------------------------------------------------------
NON-INT       Fiduciary income                                                382        432          500          428        479
INCOME        Service charges on deposit accounts                             952        984          812          913        928
              Other service charges, commissions and fees                     680        681          647          240        424
              Other operating income                                        1,040      1,179          805        2,870         97
                                                                        ----------------------------------------------------------
                            TOTAL NON-INTEREST INCOME                       3,054      3,276        2,764        4,451      1,928
                                                                        ----------------------------------------------------------
NON-INT       Salaries and employee benefits                                3,901      4,003        4,047        3,971      3,048
EXPENSE       Occupancy expense of bank premises                              635        610          640          576        519
              Furniture and equipment expense                                 398        500          478          397        446
              Goodwill amortization                                           534        526          526          524        514
              Other operating expense                                       2,223      1,840        2,485        1,905      2,218
                                                                        ----------------------------------------------------------
                            TOTAL NON-INTEREST EXPENSE                      7,691      7,479        8,176        7,373      6,745
                                                                        ----------------------------------------------------------
              Income before income taxes                                    6,121      6,286        5,396        7,148      5,995
              Income tax expense                                            1,836      1,957        1,718        2,302      1,941
                                                                        ----------------------------------------------------------
                            NET INCOME                                      4,285      4,329        3,678        4,846      4,054

              PER SHARE DATA EXCLUDING NONRECURRING ITEMS:

              Basic earnings per common share                            $   0.50    $  0.50      $  0.42      $  0.55    $  0.46
              Diluted earnings per common share                          $   0.50    $  0.50      $  0.42      $  0.55    $  0.46
              Cash dividends per share                                   $   0.23    $  0.23      $  0.22      $  0.25    $  0.22
              Book Value per share                                       $  12.69    $ 12.25      $ 12.02      $ 11.86    $ 11.74

QUARTERLY PERFORMANCE SUMMARY
FIRST COMMUNITY BANCSHARES, INC.


                                                         9/30/00          6/30/00         3/31/00        12/31/99         9/30/99
                                                      ----------------------------------------------------------------------------
Cash and due from banks                               $   30,510       $   32,679      $   46,720      $   37,797      $   31,845
Interest bearing balances                                                                                                     283
Federal funds sold                                                                                                              7
Securities available for sale                            204,208          202,754         205,155         212,105         218,150
Investment securities held to maturity                    76,312           77,208          78,616          78,768          80,175
Loans held for investment, net of unearned income        762,983          741,581         724,347         704,096         665,642
    Less reserve for loan losses                          11,872           11,828          11,851          11,900          11,091
                                                      ----------------------------------------------------------------------------
Net loans                                                751,111          729,753         712,496         692,196         654,551
Premises and equipment                                    18,033           18,215          18,494          18,630          18,943
Other real estate owned                                    2,780            2,463           2,422           1,950           1,786
Interest receivable                                        7,848            8,249           7,450           8,090           7,421
Other assets                                              19,926           21,236          21,275          15,178          11,735
Intangible assets                                         21,899           22,396          22,922          23,448          24,048
                                                      ----------------------------------------------------------------------------
            TOTAL ASSETS                              $1,132,627       $1,114,953      $1,115,550      $1,088,162      $1,048,944
                                                      ----------------------------------------------------------------------------
Deposits:
    Demand                                            $  115,308       $  119,221      $  115,598      $  115,288      $  117,555
    Interest-bearing demand                              127,421          126,380         134,050         133,073         136,959
    Savings                                              132,011          137,054         139,478         138,107         144,067
    Time                                                 463,559          449,971         455,292         446,790         444,938
                                                      ----------------------------------------------------------------------------
       Total Deposits                                    838,299          832,626         844,418         833,258         843,519
Interest, taxes and other liabilities                     13,308           11,698          13,102          13,436          14,791
Federal funds purchased                                   16,000           10,050                          86,700          36,000
Securities sold under agreements to repurchase            43,338           41,492          39,610          41,062          41,672
FHLB and other indebtedness                              112,110          112,935         113,842          10,218          10,230
                                                      ----------------------------------------------------------------------------
            TOTAL LIABILITIES                          1,023,055        1,008,801       1,010,972         984,674         946,212
                                                      ----------------------------------------------------------------------------

Common stock, $1 par value                                 8,992            8,992           8,992           8,992           8,992
Additional paid-in capital                                34,168           34,168          34,168          34,264          34,264
Retained earnings                                         75,768           73,468          71,130          69,372          66,714
Unallocated common stock held by ESOP, at cost                                                               (722)           (722)
Treasury stock, at cost                                   (5,229)          (4,714)         (3,996)         (2,945)         (2,420)
Accumulated other comprehensive loss                      (4,127)          (5,762)         (5,716)         (5,473)         (4,096)
                                                      ----------------------------------------------------------------------------
            TOTAL STOCKHOLDERS' EQUITY                   109,572          106,152         104,578         103,488         102,732
                                                      ----------------------------------------------------------------------------
            TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY                      $1,132,627       $1,114,953      $1,115,550      $1,088,162      $1,048,944
                                                      ----------------------------------------------------------------------------

QUARTERLY PERFORMANCE SUMMARY
FIRST COMMUNITY BANCSHARES, INC.

                                                                                     AS OF/ FOR THE QUARTER ENDED
                                                                  9/30/00       6/30/00       3/31/00     12/31/99       9/30/99
                                                                 ----------------------------------------------------------------
                                                                                        (Dollars in thousands)
ASSET QUALITY ANALYSIS:
Allowance for Loan and Lease Losses:
Beginning balance                                                 $11,828       $11,851       $11,900      $11,091       $11,111
Provision                                                             842         1,218           662        1,553           505
   Charge-offs                                                     (1,033)       (1,491)         (910)        (860)         (653)
   Recoveries                                                         235           250           199          116           128
                                                                 ----------------------------------------------------------------
  Net charge-offs                                                    (798)       (1,241)         (711)        (744)         (525)
      Ending balance                                              $11,872       $11,828       $11,851      $11,900       $11,091
                                                                 ================================================================

NONPERFORMING ASSETS:
Nonaccrual loans & leases                                         $ 5,939       $ 5,359       $ 7,455      $ 7,889       $ 8,246
Foreclosed real estate                                              2,780         2,463         2,422        1,950         1,786
Restructured loans                                                    448           448           449          505           458
Loans 90 days or more past due & still accruing                     1,182         1,323         1,090        1,259           417
      Nonperforming assets                                        $ 9,167       $ 8,270       $10,326      $10,344       $10,490

Loans 90 days or more past due & still accruing
  as a percentage of total loans and leases                         0.15%         0.18%         0.15%        0.18%         0.06%

ASSET QUALITY RATIOS:
Nonaccrual and restructured loans and leases as a
  percentage of total loans and leases                              0.84%         0.78%         1.09%        1.19%         1.31%
Nonperforming assets as a percentage of:
  Total assets                                                      0.81%         0.74%         0.93%        0.95%         1.00%
  Loans & leases plus foreclosed property                           1.20%         1.11%         1.42%        1.47%         1.57%
Net charge-offs as a percentage of average loans & leases           0.11%         0.17%         0.10%        0.11%         0.08%
Allowance for loan & lease losses as a percentage of loans
  and leases                                                        1.56%         1.59%         1.64%        1.69%         1.67%
Ratio of allowance for loans and lease losses to:
  Nonaccrual and restructured loans & leases                        1.86          2.04          1.50         1.42          1.27


                                                                AS OF/ FOR THE NINE MONTHS ENDED
                                                                      (Dollars in thousands)
ASSET QUALITY ANALYSIS:                                                9/30/00       9/30/99
                                                                      --------       --------
Allowance for Loan and Lease Losses:
Beginning balance                                                     $ 11,900       $11,404
Provision                                                                2,722         1,340
   Charge-offs                                                          (3,434)       (2,148)
   Recoveries                                                              684           495
  Net charge-offs                                                       (2,750)       (1,653)
                                                                      --------       --------
      Ending balance                                                  $ 11,872       $11,091
                                                                      ========       ========

ASSET QUALITY RATIOS:
Net charge-offs as a percentage of average loans & leases                0.38%         0.26%